UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549


                            FORM 8-K


                     CURRENT REPORT PURSUANT
                  TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):    December 14,
                     2005 (December 8, 2005)

                  Digital Lifestyles Group Inc.
     (Exact Name of Registrant as Specified in Its Charter)

                            Delaware
         (State or Other Jurisdiction of Incorporation)

           000-27828                       13-3779546
    (Commission File Number)   (IRS Employer Identification No.)


727 Brea Canyon Road #6, Walnut, CA                  91789
(Address of Principal Executive Offices)           (Zip Code)

                         (909) 869-0595
      (Registrant's Telephone Number, Including Area Code)

                               N/A
  (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On December 8, 2005, Digital Lifestyles Group Inc., (the "Company"), entered into a Letter Agreement with Laurus Master Funds, L.P, ("Laurus"), the Company's largest secured creditor, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference into this Current Report on Form 8-K. Pursuant to the Letter Agreement, the Company entered into a agreement regarding the repayment of the outstanding debt owed to Laurus. In addition, the Company issued a press release announcing the material terms of the settlement, a copy of which is attached hereto as Exhibit 10.2 and incorporated by reference into this Current Report on Form 8-K.

      Under the terms of the Letter Agreement, the Company has agreed to pay Laurus interest only payments at a rate of the then current prime rate plus 2% on a monthly basis until February 2006 at which time the Company expects to complete its merger with Protron Digital Corporation. Upon completion of the merger, the Company has agreed to pay to Laurus in cash 50%, or approximately $950,000, of the outstanding note balance. As further consideration to pay the balance of the debt, the Company expects to issue to Laurus an equivalent number of shares of its common stock to satisfy the balance, at a price per share equal to the 30-day trading average of the Company's common stock prior to the effective date of the merger. In addition, the Company granted to Laurus certain registration rights in connection with the proposed issuance of the shares of common stock, a copy of which is attached hereto as Exhibit 4.1 and incorporated by reference into this Current Report on Form 8-K.

     One additional term of the Letter Agreement provided for the release of all accounts receivable funds received into a lock box under previously executed security agreements between the parties. This release provides the Company with some additional funds to utilize for its operating purposes.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN
OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A
REGISTRANT.

      Reference is made to the disclosure provided in response to
Item 1.01 of this Form 8-K regarding the Letter Agreement which provides for the repayment of the debt owed to Laurus, which such disclosure is incorporated herein by this reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

      Reference is made to the disclosure provided in response to
Item 1.01 of this Form 8-K regarding the Letter Agreement which provides for the partial repayment of some of the debt owed to Laurus through the issuance of the Company's common stock at a price per share to be equal to the 30-day trading average of the Company's common stock prior to the effective date of the merger, which such disclosure is incorporated herein by this reference.

     The potential issuance of stock is being offered and sold to Laurus without registration under the Securities Act or the securities laws of certain states in reliance on the exemption from registration provided by Section 4(2) of the Securities Act and in reliance on similar exemptions under applicable state laws.

<PAGE 2>

ITEM 9.01 Financial Statements and Exhibits

(c)  Exhibits.

Exhibit
Number              Description

Exhibit 4.1         Form of Registration Rights Agreement

Exhibit 10.1        Letter Agreement with Laurus Master Funds,
                    L.P.

Exhibit 10.2        Press Release dated December 12, 2005

<PAGE 3>

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              DIGITAL LIFESTYLES GROUP, INC.
                              (Registrant)

Date:  December 14, 2005      By:  /s/ Andy Teng
                                   Andy Teng
                                   Chief  Executive  Officer  and
                                   Director

<PAGE 4>

                          Exhibit Index

Exhibit
Number              Description

Exhibit 4.1         Form of Registration Rights Agreement

Exhibit 10.1        Letter Agreement with Laurus Master Funds,
                    L.P.

Exhibit 10.2        Press Release dated December 12, 2005

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